December 6, 2013

To the Lenders, Voting Participants and Borrower
Parties to the Credit Agreement Referred to Below

Re:
Louisiana-Pacific Corporation Credit Agreement; Resignation of American AgCredit, FLCA (“FLCA”), as Administrative Agent and appointment of its Affiliate, American AgCredit, PCA (“PCA”), as new Administrative Agent

Ladies and Gentlemen:

We refer to the Credit Agreement dated as of December 6, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Louisiana-Pacific Corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, FLCA, as administrative agent for the Lenders, and CoBank, ACB, as L/C Issuer. Capitalized terms used herein but not otherwise defined shall have the meanings set forth, or incorporated, in the Credit Agreement.

FLCA was named the initial Administrative Agent under the Credit Agreement and the applicable Loan Documents but desires to transfer the role of Administrative Agent to its Affiliate, PCA, effective as of the Closing Date. Accordingly, effective as of the Closing Date, FLCA hereby resigns as Administrative Agent and PCA hereby assumes the obligations of FLCA as Administrative Agent.

In furtherance of the foregoing, undersigned hereby acknowledge and agree as follows, effective as of the Closing Date:

1.    FLCA hereby resigns as Administrative Agent under the Credit Agreement and the other Loan Documents and shall no longer have any responsibilities or obligations as Administrative Agent under the Credit Agreement or the other Loan Documents.
2.    The Required Lenders hereby appoint PCA as the new Administrative Agent under the Credit Agreement and the other Loan Documents, and the Borrower hereby consents to such appointment.
3.    PCA hereby assumes the responsibilities and obligations of “Administrative Agent” under the Credit Agreement and the other Loan Documents.
4.    The provisions of Article X [Administrative Agent] and Section 11.04 [Expenses; Indemnity; and Damage Waiver] of the Credit Agreement shall continue to inure to the benefit of FLCA as to any actions taken or omitted to be taken by it while it was Administrative Agent.
Please execute and return this letter agreement to us to indicate your acknowledgment and acceptance of the foregoing.

[Signatures follow]

Sincerely,

Resigning Administrative Agent:

AMERICAN AGCREDIT, FLCA

By:
Name:
Title:

New Administrative Agent and Lender (via assignment from FLCA)

AMERICAN AGCREDIT, PCA

By:
Name:
Title:

Signature Page to Letter Agreement
Louisiana-Pacific Credit Agreement
Resignation of American AgCredit, FLCA, as Administrative Agent,
Appointment of American AgCredit, PCA, as new Administrative Agent

Other Lenders and Voting Participants:

FARM CREDIT SERVICES OF AMERICA, PCA

By:
Name:
Title:

COBANK, ACB

By:
Name:
Title:

AGFIRST FARM CREDIT BANK

By:
Name:
Title:

FARM CREDIT SERVICES OF MID-AMERICA, FLCA

By:
Name:
Title:

GREENSTONE FARM CREDIT SERVICES, FLCA

By:
Name:
Title:

FIRST SOUTH FARM CREDIT

By:
Name:
Title:

Signature Page to Letter Agreement
Louisiana-Pacific Credit Agreement
Resignation of American AgCredit, FLCA, as Administrative Agent,
Appointment of American AgCredit, PCA, as new Administrative Agent

Accepted and agreed as of the date hereof:

BORROWER:

LOUISIANA-PACIFIC CORPORATION

By:
Name:
Title:

Signature Page to Letter Agreement
Louisiana-Pacific Credit Agreement
Resignation of American AgCredit, FLCA, as Administrative Agent,
Appointment of American AgCredit, PCA, as new Administrative Agent